Exhibit 99.2

1Q25 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2025 % Change from
(in millions, except ratios and per share amounts)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Selected Income Statement Data
Total revenue	$20,149	20,378	20,366	20,689	20,863	(1)%	(3)
Noninterest expense	13,891	13,900	13,067	13,293	14,338	—	(3)
Pre-tax pre-provision profit (PTPP) (1)	6,258	6,478	7,299	7,396	6,525	(3)	(4)
Provision for credit losses (2)	932	1,095	1,065	1,236	938	(15)	(1)
Wells Fargo net income	4,894	5,079	5,114	4,910	4,619	(4)	6
Wells Fargo net income applicable to common stock	4,616	4,801	4,852	4,640	4,313	(4)	7

Common Share Data
Diluted earnings per common share	1.39	1.43	1.42	1.33	1.20	(3)	16
Dividends declared per common share	0.40	0.40	0.40	0.35	0.35	—	14
Common shares outstanding	3,261.7	3,288.9	3,345.5	3,402.7	3,501.7	(1)	(7)
Average common shares outstanding	3,280.4	3,312.8	3,384.8	3,448.3	3,560.1	(1)	(8)
Diluted average common shares outstanding	3,321.6	3,360.7	3,425.1	3,486.2	3,600.1	(1)	(8)
Book value per common share (3)	$49.86	48.85	49.26	47.01	46.40	2	7
Tangible book value per common share (3)(4)	42.24	41.24	41.76	39.57	39.17	2	8

Selected Equity Data (period-end)
Total equity	182,906	181,066	185,011	178,148	182,674	1	—
Common stockholders' equity	162,627	160,656	164,801	159,963	162,481	1	—
Tangible common equity (4)	137,776	135,628	139,711	134,660	137,163	2	—

Performance Ratios
Return on average assets (ROA) (5)	1.03%	1.05	1.06	1.03	0.97
Return on average equity (ROE) (6)	11.5	11.7	11.7	11.5	10.5
Return on average tangible common equity (ROTCE) (4)	13.6	13.9	13.9	13.7	12.3
Efficiency ratio (7)	69	68	64	64	69
Net interest margin on a taxable-equivalent basis	2.67	2.70	2.67	2.75	2.81
Average deposit cost	1.58	1.73	1.91	1.84	1.74
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Selected Balance Sheet Data (average)
Loans	$908,182	906,353	910,255	916,977	928,075	—%	(2)
Assets	1,919,661	1,918,536	1,916,612	1,914,647	1,916,974	—	—
Deposits	1,339,328	1,353,836	1,341,680	1,346,478	1,341,628	(1)	—

Selected Balance Sheet Data (period-end)
Debt securities	528,493	519,131	529,832	520,254	506,280	2	4
Loans	913,842	912,745	909,711	917,907	922,784	—	(1)
Allowance for credit losses for loans	14,552	14,636	14,739	14,789	14,862	(1)	(2)
Equity securities	63,601	60,644	59,771	60,763	59,556	5	7
Assets	1,950,311	1,929,845	1,922,125	1,940,073	1,959,153	1	—
Deposits	1,361,728	1,371,804	1,349,646	1,365,894	1,383,147	(1)	(2)

Headcount (#) (period-end)	215,367	217,502	220,167	222,544	224,824	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.1%	11.1	11.3	11.0	11.2
Tier 1 capital	12.6	12.6	12.8	12.3	12.7
Total capital	15.2	15.2	15.5	15.0	15.4
Risk-weighted assets (RWAs) (in billions)	$1,223.4	1,216.1	1,219.9	1,219.5	1,221.6	1	—

Advanced Approach:
Common Equity Tier 1 (CET1)	12.7%	12.4	12.7	12.3	12.4
Tier 1 capital	14.5	14.1	14.4	13.8	14.1
Total capital	16.5	16.1	16.4	15.8	16.2
Risk-weighted assets (RWAs) (in billions)	$1,065.0	1,085.0	1,089.3	1,093.0	1,099.6	(2)	(3)

Tier 1 leverage ratio	8.1%	8.1	8.3	8.0	8.2
Supplementary Leverage Ratio (SLR)	6.8	6.7	6.9	6.7	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	25.1	24.8	25.3	24.8	25.1
Liquidity Coverage Ratio (LCR) (4)	125	125	127	124	126
(1)Ratios and metrics for March 31, 2025, are preliminary estimates.
(2)See the table on page 27 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2025 % Change from
(in millions, except per share amounts)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Interest income	$20,973	22,055	22,998	22,884	22,840	(5)%	(8)
Interest expense	9,478	10,219	11,308	10,961	10,613	(7)	(11)
Net interest income	11,495	11,836	11,690	11,923	12,227	(3)	(6)
Noninterest income
Deposit-related fees	1,269	1,237	1,299	1,249	1,230	3	3
Lending-related fees	364	388	376	369	367	(6)	(1)
Investment advisory and other asset-based fees	2,536	2,566	2,463	2,415	2,331	(1)	9
Commissions and brokerage services fees	638	635	646	614	626	—	2
Investment banking fees	775	725	672	641	627	7	24
Card fees	1,044	1,084	1,096	1,101	1,061	(4)	(2)
Mortgage banking	332	294	280	243	230	13	44
Net gains from trading activities	1,373	950	1,438	1,442	1,454	45	(6)
Net losses from debt securities	(147)	(448)	(447)	—	(25)	67	NM
Net gains (losses) from equity securities	(343)	715	257	80	18	NM	NM
Lease income	272	241	277	292	421	13	(35)
Other	541	155	319	320	296	249	83
Total noninterest income	8,654	8,542	8,676	8,766	8,636	1	—
Total revenue	20,149	20,378	20,366	20,689	20,863	(1)	(3)
Provision for credit losses (1)	932	1,095	1,065	1,236	938	(15)	(1)
Noninterest expense
Personnel	9,474	9,071	8,591	8,575	9,492	4	—
Technology, telecommunications and equipment	1,223	1,282	1,142	1,106	1,053	(5)	16
Occupancy	761	789	786	763	714	(4)	7
Operating losses	143	338	293	493	633	(58)	(77)
Professional and outside services	1,038	1,237	1,130	1,139	1,101	(16)	(6)
Leases (2)	157	158	152	159	164	(1)	(4)
Advertising and promotion	181	243	205	224	197	(26)	(8)
Other	914	782	768	834	984	17	(7)
Total noninterest expense	13,891	13,900	13,067	13,293	14,338	—	(3)
Income before income tax expense	5,326	5,383	6,234	6,160	5,587	(1)	(5)
Income tax expense	522	120	1,064	1,251	964	335	(46)
Net income before noncontrolling interests	4,804	5,263	5,170	4,909	4,623	(9)	4
Less: Net income (loss) from noncontrolling interests	(90)	184	56	(1)	4	NM	NM
Wells Fargo net income	$4,894	5,079	5,114	4,910	4,619	(4)%	6
Less: Preferred stock dividends and other	278	278	262	270	306	—	(9)
Wells Fargo net income applicable to common stock	$4,616	4,801	4,852	4,640	4,313	(4)%	7
Per share information
Earnings per common share	$1.41	1.45	1.43	1.35	1.21	(3)%	17
Diluted earnings per common share	1.39	1.43	1.42	1.33	1.20	(3)	16
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2025 % Change from
(in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Assets
Cash and due from banks	$35,256	37,080	33,530	32,701	30,180	(5)%	17
Interest-earning deposits with banks	142,309	166,281	152,016	199,322	239,467	(14)	(41)
Federal funds sold and securities purchased under resale agreements	126,830	105,330	105,390	82,259	68,751	20	84
Debt securities:
Trading, at fair value	125,037	121,205	120,677	120,766	109,324	3	14
Available-for-sale, at fair value	176,229	162,978	166,004	148,752	138,245	8	27
Held-to-maturity, at amortized cost	227,227	234,948	243,151	250,736	258,711	(3)	(12)
Loans held for sale	6,431	6,260	7,275	7,312	5,473	3	18
Loans	913,842	912,745	909,711	917,907	922,784	—	(1)
Allowance for loan losses	(14,029)	(14,183)	(14,330)	(14,360)	(14,421)	1	3
Net loans	899,813	898,562	895,381	903,547	908,363	—	(1)
Mortgage servicing rights	7,180	7,779	7,493	8,027	8,248	(8)	(13)
Premises and equipment, net	10,357	10,297	9,955	9,648	9,426	1	10
Goodwill	25,066	25,167	25,173	25,172	25,173	—	—
Derivative assets	18,518	20,012	17,721	18,721	17,653	(7)	5
Equity securities	63,601	60,644	59,771	60,763	59,556	5	7
Other assets	86,457	73,302	78,588	72,347	80,583	18	7
Total assets	$1,950,311	1,929,845	1,922,125	1,940,073	1,959,153	1	—
Liabilities
Noninterest-bearing deposits	$377,443	383,616	370,005	348,525	356,162	(2)	6
Interest-bearing deposits	984,285	988,188	979,641	1,017,369	1,026,985	—	(4)
Total deposits	1,361,728	1,371,804	1,349,646	1,365,894	1,383,147	(1)	(2)
Short-term borrowings	139,776	108,806	111,894	118,834	109,014	28	28
Derivative liabilities	11,109	16,335	11,390	16,237	17,116	(32)	(35)
Accrued expenses and other liabilities	81,132	78,756	82,169	81,824	79,438	3	2
Long-term debt	173,660	173,078	182,015	179,136	187,764	—	(8)
Total liabilities	1,767,405	1,748,779	1,737,114	1,761,925	1,776,479	1	(1)
Equity
Wells Fargo stockholders’ equity:
Preferred stock	18,608	18,608	18,608	16,608	18,608	—	—
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,275	60,817	60,623	60,373	60,131	(1)	—
Retained earnings	217,405	214,198	210,749	207,281	203,870	1	7
Accumulated other comprehensive loss	(9,998)	(12,176)	(8,372)	(12,721)	(12,546)	18	20
Treasury stock (1)	(114,336)	(111,463)	(107,479)	(104,247)	(98,256)	(3)	(16)
Total Wells Fargo stockholders’ equity	181,090	179,120	183,265	176,430	180,943	1	—
Noncontrolling interests	1,816	1,946	1,746	1,718	1,731	(7)	5
Total equity	182,906	181,066	185,011	178,148	182,674	1	—
Total liabilities and equity	$1,950,311	1,929,845	1,922,125	1,940,073	1,959,153	1	—
(1)Number of shares of treasury stock were 2,220,135,208, 2,192,867,645, 2,136,319,281, 2,079,100,421, and 1,980,132,879 at March 31, 2025, and December 31, September 30, June 30, and March 31, 2024, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Average Balances

Assets
Interest-earning deposits with banks	$150,855	171,100	182,219	196,436	207,568	(12)%	(27)
Federal funds sold and securities purchased under resale agreements	101,175	93,294	81,549	71,769	69,719	8	45
Trading debt securities	134,951	127,639	125,083	120,590	112,170	6	20
Available-for-sale debt securities	175,550	168,511	160,729	150,024	139,986	4	25
Held-to-maturity debt securities	233,952	242,961	250,010	258,631	264,755	(4)	(12)
Loans held for sale	7,589	7,210	7,032	7,091	5,835	5	30
Loans	908,182	906,353	910,255	916,977	928,075	—	(2)
Equity securities	29,267	29,211	27,480	26,332	21,350	—	37
Other interest-earning assets	10,796	10,079	9,711	8,128	8,940	7	21
Total interest-earning assets	1,752,317	1,756,358	1,754,068	1,755,978	1,758,398	—	—
Total noninterest-earning assets	167,344	162,178	162,544	158,669	158,576	3	6
Total assets	$1,919,661	1,918,536	1,916,612	1,914,647	1,916,974	—	—
Liabilities
Interest-bearing deposits	$972,927	984,438	986,206	1,006,806	996,874	(1)	(2)
Short-term borrowings	127,892	109,178	109,902	106,685	94,988	17	35
Long-term debt	173,052	175,414	183,586	182,201	197,116	(1)	(12)
Other interest-bearing liabilities	39,249	36,245	34,735	34,613	32,821	8	20
Total interest-bearing liabilities	1,313,120	1,305,275	1,314,429	1,330,305	1,321,799	1	(1)
Noninterest-bearing deposits	366,401	369,398	355,474	339,672	344,754	(1)	6
Other noninterest-bearing liabilities	56,782	60,930	62,341	63,118	63,752	(7)	(11)
Total liabilities	1,736,303	1,735,603	1,732,244	1,733,095	1,730,305	—	—
Total equity	183,358	182,933	184,368	181,552	186,669	—	(2)
Total liabilities and equity	$1,919,661	1,918,536	1,916,612	1,914,647	1,916,974	—	—

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.96%	4.36	4.95	5.05	4.99
Federal funds sold and securities purchased under resale agreements	4.26	4.66	5.24	5.27	5.28
Trading debt securities	4.13	4.16	4.25	4.14	4.08
Available-for-sale debt securities	4.48	4.45	4.33	4.21	3.99
Held-to-maturity debt securities	2.41	2.51	2.57	2.64	2.70
Loans held for sale	6.20	6.38	7.33	7.53	7.82
Loans	5.96	6.16	6.41	6.40	6.38
Equity securities	2.01	2.40	2.26	2.99	2.82
Other interest-earning assets	4.15	4.73	5.12	5.42	5.14
Total interest-earning assets	4.85	5.02	5.24	5.25	5.24
Interest-bearing liabilities
Interest-bearing deposits	2.17	2.37	2.60	2.46	2.34
Short-term borrowings	4.32	4.67	5.20	5.19	5.16
Long-term debt	5.97	6.35	6.89	6.95	6.80
Other interest-bearing liabilities	3.33	3.01	3.05	3.13	2.88
Total interest-bearing liabilities	2.92	3.12	3.43	3.31	3.22

Interest rate spread on a taxable-equivalent basis (2)	1.93	1.90	1.81	1.94	2.02
Net interest margin on a taxable-equivalent basis (2)	2.67	2.70	2.67	2.75	2.81
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $77 million, $78 million, $84 million, $89 million, and $89 million for the quarters ended March 31, 2025, and December 31, September 30, June 30, and March 31, 2024, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$6,943	1,977	1,790	826	36	(77)	11,495
Noninterest income	1,970	948	3,274	3,048	(213)	(373)	8,654
Total revenue	8,913	2,925	5,064	3,874	(177)	(450)	20,149
Provision for credit losses	739	187	—	11	(5)	—	932
Noninterest expense	5,928	1,670	2,476	3,360	457	—	13,891
Income (loss) before income tax expense (benefit)	2,246	1,068	2,588	503	(629)	(450)	5,326
Income tax expense (benefit)	557	272	647	111	(615)	(450)	522
Net income (loss) before noncontrolling interests	1,689	796	1,941	392	(14)	—	4,804
Less: Net income (loss) from noncontrolling interests	—	2	—	—	(92)	—	(90)
Net income	$1,689	794	1,941	392	78	—	4,894

					Quarter ended December 31, 2024
Net interest income	$7,020	2,248	2,054	856	(264)	(78)	11,836
Noninterest income	1,960	923	2,559	3,102	368	(370)	8,542
Total revenue	8,980	3,171	4,613	3,958	104	(448)	20,378
Provision for credit losses	911	33	205	(27)	(27)	—	1,095
Noninterest expense	5,925	1,525	2,300	3,307	843	—	13,900
Income (loss) before income tax expense (benefit)	2,144	1,613	2,108	678	(712)	(448)	5,383
Income tax expense (benefit)	542	408	528	170	(1,080)	(448)	120
Net income before noncontrolling interests	1,602	1,205	1,580	508	368	—	5,263
Less: Net income from noncontrolling interests	—	2	—	—	182	—	184
Net income	$1,602	1,203	1,580	508	186	—	5,079

					Quarter ended March 31, 2024
Net interest income	$7,110	2,278	2,027	869	32	(89)	12,227
Noninterest income	1,981	874	2,955	2,873	291	(338)	8,636
Total revenue	9,091	3,152	4,982	3,742	323	(427)	20,863
Provision for credit losses	788	143	5	3	(1)	—	938
Noninterest expense	6,024	1,679	2,330	3,230	1,075	—	14,338
Income (loss) before income tax expense (benefit)	2,279	1,330	2,647	509	(751)	(427)	5,587
Income tax expense (benefit)	573	341	666	128	(317)	(427)	964
Net income (loss) before noncontrolling interests	1,706	989	1,981	381	(434)	—	4,623
Less: Net income from noncontrolling interests	—	3	—	—	1	—	4
Net income (loss)	$1,706	986	1,981	381	(435)	—	4,619
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Income Statement
Net interest income	$6,943	7,020	7,149	7,024	7,110	(1)%	(2)
Noninterest income:
Deposit-related fees	651	657	710	690	677	(1)	(4)
Card fees	978	1,019	1,031	1,036	990	(4)	(1)
Mortgage banking	222	185	137	135	193	20	15
Other	119	99	97	121	121	20	(2)
Total noninterest income	1,970	1,960	1,975	1,982	1,981	1	(1)
Total revenue	8,913	8,980	9,124	9,006	9,091	(1)	(2)
Net charge-offs	877	887	871	907	881	(1)	—
Change in the allowance for credit losses	(138)	24	59	25	(93)	NM	(48)
Provision for credit losses	739	911	930	932	788	(19)	(6)
Noninterest expense	5,928	5,925	5,624	5,701	6,024	—	(2)
Income before income tax expense	2,246	2,144	2,570	2,373	2,279	5	(1)
Income tax expense	557	542	646	596	573	3	(3)
Net income	$1,689	1,602	1,924	1,777	1,706	5	(1)
Revenue by Line of Business
Consumer, Small and Business Banking	$5,981	6,067	6,222	6,129	6,092	(1)	(2)
Consumer Lending:
Home Lending	866	854	842	823	864	1	—
Credit Card	1,524	1,489	1,471	1,452	1,496	2	2
Auto	237	263	273	282	300	(10)	(21)
Personal Lending	305	307	316	320	339	(1)	(10)
Total revenue	$8,913	8,980	9,124	9,006	9,091	(1)	(2)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,034	6,105	6,230	6,370	6,465	(1)	(7)
Consumer Lending:
Home Lending	205,507	207,780	209,825	211,994	214,335	(1)	(4)
Credit Card	50,109	50,243	49,141	47,463	46,412	—	8
Auto	42,498	43,005	43,949	45,650	47,621	(1)	(11)
Personal Lending	13,902	14,291	14,470	14,462	14,896	(3)	(7)
Total loans	$318,050	321,424	323,615	325,939	329,729	(1)	(4)
Total deposits	778,601	773,631	773,554	778,228	773,248	1	1
Allocated capital	45,500	45,500	45,500	45,500	45,500	—	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,144	6,256	6,372	6,513	6,584	(2)	(7)
Consumer Lending:
Home Lending	204,656	207,022	209,083	211,172	213,289	(1)	(4)
Credit Card	49,518	50,992	49,521	48,400	46,867	(3)	6
Auto	41,999	42,914	43,356	44,780	46,692	(2)	(10)
Personal Lending	13,656	14,246	14,413	14,495	14,575	(4)	(6)
Total loans	$315,973	321,430	322,745	325,360	328,007	(2)	(4)
Total deposits	798,841	783,490	775,745	781,817	794,160	2	1
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	14.5%	13.4	16.3	15.1	14.5
Efficiency ratio (2)	67	66	62	63	66
Retail bank branches (#, period-end)	4,155	4,177	4,196	4,227	4,247	(1)%	(2)
Digital active customers (# in millions, period-end) (3)	36.7	36.0	35.8	35.6	35.5	2	3
Mobile active customers (# in millions, period-end) (3)	31.8	31.4	31.2	30.8	30.5	1	4

Consumer, Small and Business Banking:
Deposit spread (4)	2.47%	2.46	2.52	2.50	2.53
Debit card purchase volume ($ in billions) (5)	$126.0	131.0	126.8	128.2	121.5	(4)	4
Debit card purchase transactions (# in millions) (5)	2,486	2,622	2,585	2,581	2,442	(5)	2

Home Lending:
Mortgage banking:
Net servicing income	$181	128	114	89	91	41	99
Net gains on mortgage loan originations/sales	41	57	23	46	102	(28)	(60)
Total mortgage banking	$222	185	137	135	193	20	15

Mortgage loan originations ($ in billions)	$4.4	5.9	5.5	5.3	3.5	(25)	26
% of originations held for sale (HFS)	38.2%	40.3	41.0	38.6	43.5
Third party mortgage loans serviced ($ in billions, period-end) (6)	$471.1	486.9	499.1	512.8	527.5	(3)	(11)
Mortgage servicing rights (MSR) carrying value (period-end)	6,536	6,844	6,544	7,061	7,249	(5)	(10)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.29%	0.29	0.30	0.33	0.30

Credit Card:
Credit card purchase volume ($ in billions) (5)	$42.5	45.1	43.4	42.9	39.1	(6)	9
Credit card new accounts (# in thousands)	554	486	615	677	651	14	(15)
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.82%	2.91	2.87	2.71	2.92
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.46	1.51	1.43	1.40	1.55

Auto:
Auto loan originations ($ in billions)	$4.6	5.0	4.1	3.7	4.1	(8)	12
Auto loans 30+ days delinquency rate (period-end) (8)(9)	1.87%	2.31	2.28	2.31	2.36
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Income Statement
Net interest income	$1,977	2,248	2,289	2,281	2,278	(12)%	(13)
Noninterest income:
Deposit-related fees	335	303	303	290	284	11	18
Lending-related fees	136	140	138	139	138	(3)	(1)
Lease income	123	124	126	133	149	(1)	(17)
Other	354	356	477	279	303	(1)	17
Total noninterest income	948	923	1,044	841	874	3	8
Total revenue	2,925	3,171	3,333	3,122	3,152	(8)	(7)
Net charge-offs	41	111	50	97	75	(63)	(45)
Change in the allowance for credit losses	146	(78)	35	(68)	68	287	115
Provision for credit losses	187	33	85	29	143	467	31
Noninterest expense	1,670	1,525	1,480	1,506	1,679	10	(1)
Income before income tax expense	1,068	1,613	1,768	1,587	1,330	(34)	(20)
Income tax expense	272	408	448	402	341	(33)	(20)
Less: Net income from noncontrolling interests	2	2	2	3	3	—	(33)
Net income	$794	1,203	1,318	1,182	986	(34)	(19)

Revenue by Product
Lending and leasing	$1,267	1,291	1,293	1,308	1,309	(2)	(3)
Treasury management and payments	1,260	1,423	1,434	1,412	1,421	(11)	(11)
Other	398	457	606	402	422	(13)	(6)
Total revenue	$2,925	3,171	3,333	3,122	3,152	(8)	(7)

Selected Metrics
Return on allocated capital	11.4%	17.4	19.2	17.3	14.3
Efficiency ratio	57	48	44	48	53

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$164,113	162,060	161,967	164,027	163,273	1%	1
Commercial real estate	44,598	44,555	44,756	44,990	45,296	—	(2)
Lease financing and other	15,093	15,180	15,393	15,406	15,352	(1)	(2)
Total loans	$223,804	221,795	222,116	224,423	223,921	1	—

Total deposits	182,859	184,293	173,158	166,892	164,027	(1)	11
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$168,369	163,464	163,878	165,878	166,842	3	1
Commercial real estate	44,788	44,506	44,715	44,978	45,292	1	(1)
Lease financing and other	15,109	15,348	15,406	15,617	15,526	(2)	(3)
Total loans	$228,266	223,318	223,999	226,473	227,660	2	—

Total deposits	181,469	188,650	178,406	168,979	168,547	(4)	8

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Income Statement
Net interest income	$1,790	2,054	1,909	1,945	2,027	(13)%	(12)
Noninterest income:
Deposit-related fees	275	269	279	263	262	2	5
Lending-related fees	201	221	213	205	203	(9)	(1)
Investment banking fees	765	726	668	634	647	5	18
Net gains from trading activities	1,347	933	1,366	1,387	1,405	44	(4)
Other	686	410	476	404	438	67	57
Total noninterest income	3,274	2,559	3,002	2,893	2,955	28	11
Total revenue	5,064	4,613	4,911	4,838	4,982	10	2
Net charge-offs	97	214	196	303	196	(55)	(51)
Change in the allowance for credit losses	(97)	(9)	(170)	(18)	(191)	NM	49
Provision for credit losses	—	205	26	285	5	(100)	(100)
Noninterest expense	2,476	2,300	2,229	2,170	2,330	8	6
Income before income tax expense	2,588	2,108	2,656	2,383	2,647	23	(2)
Income tax expense	647	528	664	598	666	23	(3)
Net income	$1,941	1,580	1,992	1,785	1,981	23	(2)

Revenue by Line of Business
Banking:
Lending	$618	691	698	688	681	(11)	(9)
Treasury Management and Payments	618	644	695	687	686	(4)	(10)
Investment Banking	534	491	419	430	474	9	13
Total Banking	1,770	1,826	1,812	1,805	1,841	(3)	(4)
Commercial Real Estate	1,449	1,274	1,364	1,283	1,223	14	18
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,382	1,179	1,327	1,228	1,359	17	2
Equities	448	385	396	558	450	16	—
Credit Adjustment (CVA/DVA/FVA) and Other (1)	(3)	(71)	31	7	19	96	NM
Total Markets	1,827	1,493	1,754	1,793	1,828	22	—
Other	18	20	(19)	(43)	90	(10)	(80)
Total revenue	$5,064	4,613	4,911	4,838	4,982	10	2

Selected Metrics
Return on allocated capital	17.0%	13.4	17.1	15.4	17.2
Efficiency ratio	49	50	45	45	47
NM – Not meaningful
(1)In fourth quarter 2024, we implemented a change to incorporate funding valuation adjustments (FVA) for our derivatives, which resulted in a loss of $85 million.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$192,654	185,677	183,255	180,789	185,432	4%	4
Commercial real estate	84,633	88,285	91,963	94,998	97,811	(4)	(13)
Total loans	$277,287	273,962	275,218	275,787	283,243	1	(2)

Loans by Line of Business:
Banking	$86,528	85,722	86,548	86,130	90,897	1	(5)
Commercial Real Estate	117,318	119,414	124,056	128,107	131,709	(2)	(11)
Markets	73,441	68,826	64,614	61,550	60,637	7	21
Total loans	$277,287	273,962	275,218	275,787	283,243	1	(2)
Trading-related assets:
Trading account securities	$151,483	144,903	140,501	136,101	121,347	5	25
Reverse repurchase agreements/securities borrowed	97,171	87,517	74,041	64,896	62,856	11	55
Derivative assets	19,688	20,254	19,668	18,552	17,033	(3)	16
Total trading-related assets	$268,342	252,674	234,210	219,549	201,236	6	33
Total assets	611,037	588,154	574,697	558,063	550,933	4	11
Total deposits	203,914	205,077	194,315	187,545	183,273	(1)	11
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$197,142	192,573	183,341	181,441	178,986	2	10
Commercial real estate	83,522	86,107	90,382	93,889	96,611	(3)	(14)
Total loans	$280,664	278,680	273,723	275,330	275,597	1	2

Loans by Line of Business:
Banking	$88,239	86,328	88,221	84,054	86,066	2	3
Commercial Real Estate	116,051	117,213	121,238	126,080	129,627	(1)	(10)
Markets	76,374	75,139	64,264	65,196	59,904	2	27
Total loans	$280,664	278,680	273,723	275,330	275,597	1	2
Trading-related assets:
Trading account securities	$150,401	142,727	144,148	140,928	133,079	5	13
Reverse repurchase agreements/securities borrowed	122,875	96,470	83,562	70,615	62,019	27	98
Derivative assets	18,883	21,332	17,906	19,186	17,726	(11)	7
Total trading-related assets	$292,159	260,529	245,616	230,729	212,824	12	37
Total assets	632,478	597,278	583,144	565,334	553,105	6	14
Total deposits	209,200	212,948	199,700	200,920	195,969	(2)	7

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Mar 31, 2025 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Income Statement
Net interest income	$826	856	842	906	869	(4)%	(5)
Noninterest income:
Investment advisory and other asset-based fees	2,474	2,504	2,406	2,357	2,267	(1)	9
Commissions and brokerage services fees	534	539	548	521	545	(1)	(2)
Other	40	59	82	74	61	(32)	(34)
Total noninterest income	3,048	3,102	3,036	2,952	2,873	(2)	6
Total revenue	3,874	3,958	3,878	3,858	3,742	(2)	4
Net charge-offs	(6)	(1)	(5)	(2)	6	NM	NM
Change in the allowance for credit losses	17	(26)	21	(12)	(3)	165	667
Provision for credit losses	11	(27)	16	(14)	3	141	267
Noninterest expense	3,360	3,307	3,154	3,193	3,230	2	4
Income before income tax expense	503	678	708	679	509	(26)	(1)
Income tax expense	111	170	179	195	128	(35)	(13)
Net income	$392	508	529	484	381	(23)	3

Selected Metrics
Return on allocated capital	23.6%	30.2	31.5	29.0	22.7
Efficiency ratio	87	84	81	83	86
Client assets ($ in billions, period-end):
Advisory assets	$980	998	993	945	939	(2)	4
Other brokerage assets and deposits	1,253	1,295	1,301	1,255	1,247	(3)	—
Total client assets	$2,233	2,293	2,294	2,200	2,186	(3)	2

Selected Balance Sheet Data (average)
Total loans	$84,344	83,570	82,797	83,166	82,483	1	2
Total deposits	123,378	118,327	107,991	102,843	101,474	4	22
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—

Selected Balance Sheet Data (period-end)
Total loans	$84,444	84,340	83,023	83,338	82,999	—	2
Total deposits	124,582	127,008	112,472	103,722	102,478	(2)	22
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Income Statement
Net interest income	$36	(264)	(415)	(144)	32	114%	13
Noninterest income	(213)	368	78	392	291	NM	NM
Total revenue	(177)	104	(337)	248	323	NM	NM
Net charge-offs	—	(23)	(1)	(2)	(1)	100	100
Change in the allowance for credit losses	(5)	(4)	9	6	—	(25)	NM
Provision for credit losses	(5)	(27)	8	4	(1)	81	NM
Noninterest expense	457	843	580	723	1,075	(46)	(57)
Loss before income tax benefit	(629)	(712)	(925)	(479)	(751)	12	16
Income tax benefit	(615)	(1,080)	(330)	(157)	(317)	43	(94)
Less: Net income (loss) from noncontrolling interests	(92)	182	54	(4)	1	NM	NM
Net income (loss)	$78	186	(649)	(318)	(435)	(58)	118

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$161,430	153,969	147,093	131,822	122,794	5	31
Held-to-maturity debt securities	226,714	235,661	242,621	251,100	257,088	(4)	(12)
Equity securities	15,398	15,027	15,216	15,571	15,958	2	(4)
Total assets	618,339	639,324	648,930	656,535	663,483	(3)	(7)
Total deposits	50,576	72,508	92,662	110,970	119,606	(30)	(58)

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$167,634	154,397	157,042	138,087	127,084	9	32
Held-to-maturity debt securities	224,111	231,892	240,174	247,746	255,761	(3)	(12)
Equity securities	15,138	15,437	14,861	15,297	15,798	(2)	(4)
Total assets	621,445	633,799	642,618	670,494	699,401	(2)	(11)
Total deposits	47,636	59,708	83,323	110,456	121,993	(20)	(61)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2025 $ Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Period-End Loans
Commercial and industrial	$390,533	381,241	372,750	374,588	372,963	9,292	17,570
Commercial real estate	134,035	136,505	141,410	145,318	148,786	(2,470)	(14,751)
Lease financing	16,131	16,413	16,482	16,705	16,579	(282)	(448)
Total commercial	540,699	534,159	530,642	536,611	538,328	6,540	2,371
Residential mortgage	247,613	250,269	252,676	255,085	257,622	(2,656)	(10,009)
Credit card	54,608	56,542	55,046	53,756	52,035	(1,934)	2,573
Auto	41,482	42,367	42,815	44,280	46,202	(885)	(4,720)
Other consumer	29,440	29,408	28,532	28,175	28,597	32	843
Total consumer	373,143	378,586	379,069	381,296	384,456	(5,443)	(11,313)
Total loans	$913,842	912,745	909,711	917,907	922,784	1,097	(8,942)

Average Loans
Commercial and industrial	$381,702	372,848	370,911	371,514	375,593	8,854	6,109
Commercial real estate	135,271	139,111	143,187	146,750	150,083	(3,840)	(14,812)
Lease financing	16,182	16,301	16,529	16,519	16,363	(119)	(181)
Total commercial	533,155	528,260	530,627	534,783	542,039	4,895	(8,884)
Residential mortgage	248,739	251,256	253,667	256,189	259,053	(2,517)	(10,314)
Credit card	55,363	55,699	54,580	52,642	51,708	(336)	3,655
Auto	41,967	42,466	43,430	45,164	47,114	(499)	(5,147)
Other consumer	28,958	28,672	27,951	28,199	28,161	286	797
Total consumer	375,027	378,093	379,628	382,194	386,036	(3,066)	(11,009)
Total loans	$908,182	906,353	910,255	916,977	928,075	1,829	(19,893)

Average Interest Rates
Commercial and industrial	6.34%	6.73	7.16	7.22	7.18
Commercial real estate	6.19	6.52	6.90	6.93	6.94
Lease financing	5.78	5.77	5.68	5.47	5.34
Total commercial	6.28	6.65	7.05	7.08	7.06
Residential mortgage	3.68	3.68	3.67	3.65	3.61
Credit card	12.74	12.53	12.73	12.75	13.14
Auto	5.33	5.29	5.22	5.09	4.98
Other consumer	7.61	7.97	8.56	8.56	8.62
Total consumer	5.51	5.48	5.51	5.43	5.42
Total loans	5.96	6.16	6.41	6.40	6.38

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Mar 31, 2025 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2024	Mar 31, 2024
By product:
Commercial and industrial	$108	0.11%	$132	0.14%	$129	0.14%	$188	0.20%	$148	0.16%	$(24)	(40)
Commercial real estate	95	0.28	261	0.74	184	0.51	271	0.74	187	0.50	(166)	(92)
Lease financing	8	0.20	10	0.23	10	0.25	9	0.21	6	0.13	(2)	2
Total commercial	211	0.16	403	0.30	323	0.24	468	0.35	341	0.25	(192)	(130)
Residential mortgage	(15)	(0.02)	(14)	(0.02)	(23)	(0.04)	(19)	(0.03)	(13)	(0.02)	(1)	(2)
Credit card	650	4.76	628	4.49	601	4.38	649	4.96	577	4.48	22	73
Auto	64	0.62	82	0.77	83	0.76	79	0.70	112	0.96	(18)	(48)
Other consumer	99	1.39	112	1.56	127	1.82	124	1.77	132	1.88	(13)	(33)
Total consumer	798	0.86	808	0.85	788	0.83	833	0.88	808	0.84	(10)	(10)
Total net loan charge-offs	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$(202)	(140)
By segment:
Consumer Banking and Lending	$877	1.12%	$887	1.10%	$871	1.07%	$907	1.12%	$881	1.07%	$(10)	(4)
Commercial Banking	41	0.07	111	0.20	50	0.09	94	0.17	75	0.13	(70)	(34)
Corporate and Investing Banking	97	0.14	214	0.31	196	0.28	303	0.44	188	0.27	(117)	(91)
Wealth and Investment Management	(6)	(0.03)	(1)	—	(5)	(0.02)	(2)	(0.01)	6	0.03	(5)	(12)
Corporate	—	—	—	—	(1)	(0.06)	(1)	(0.05)	(1)	(0.05)	—	1
Total net loan charge-offs	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$(202)	(140)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2025 $ Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Balance, beginning of period	$14,636	14,739	14,789	14,862	15,088	(103)	(452)
Provision for credit losses for loans	925	1,116	1,059	1,229	926	(191)	(1)
Net loan charge-offs:
Commercial and industrial	(108)	(132)	(129)	(188)	(148)	24	40
Commercial real estate	(95)	(261)	(184)	(271)	(187)	166	92
Lease financing	(8)	(10)	(10)	(9)	(6)	2	(2)
Total commercial	(211)	(403)	(323)	(468)	(341)	192	130
Residential mortgage	15	14	23	19	13	1	2
Credit card	(650)	(628)	(601)	(649)	(577)	(22)	(73)
Auto	(64)	(82)	(83)	(79)	(112)	18	48
Other consumer	(99)	(112)	(127)	(124)	(132)	13	33
Total consumer	(798)	(808)	(788)	(833)	(808)	10	10
Net loan charge-offs	(1,009)	(1,211)	(1,111)	(1,301)	(1,149)	202	140
Other	—	(8)	2	(1)	(3)	8	3
Balance, end of period	$14,552	14,636	14,739	14,789	14,862	(84)	(310)
Components:
Allowance for loan losses	$14,029	14,183	14,330	14,360	14,421	(154)	(392)
Allowance for unfunded credit commitments	523	453	409	429	441	70	82
Allowance for credit losses for loans	$14,552	14,636	14,739	14,789	14,862	(84)	(310)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.43x	2.95	3.24	2.74	3.12
Allowance for loan losses as a percentage of:
Total loans	1.54%	1.55	1.58	1.56	1.56
Nonaccrual loans	176	183	175	170	179
Allowance for credit losses for loans as a percentage of:
Total loans	1.59	1.60	1.62	1.61	1.61
Nonaccrual loans	182	189	180	175	184

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,331	1.11%	$4,151	1.09%	$4,230	1.13%	$4,276	1.14%	$4,332	1.16%
Commercial real estate	3,365	2.51	3,583	2.62	3,653	2.58	3,754	2.58	3,782	2.54
Lease financing	234	1.45	212	1.29	209	1.27	206	1.23	203	1.22
Total commercial	7,930	1.47	7,946	1.49	8,092	1.52	8,236	1.53	8,317	1.54
Residential mortgage (1)	542	0.22	541	0.22	542	0.21	521	0.20	596	0.23
Credit card	4,840	8.86	4,869	8.61	4,704	8.55	4,517	8.40	4,321	8.30
Auto	629	1.52	636	1.50	726	1.70	804	1.82	894	1.93
Other consumer	611	2.08	644	2.19	675	2.37	711	2.52	734	2.57
Total consumer	6,622	1.77	6,690	1.77	6,647	1.75	6,553	1.72	6,545	1.70
Total allowance for credit losses for loans	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%
By segment:
Consumer Banking and Lending	$7,332	2.32%	$7,470	2.32%	$7,445	2.31%	$7,386	2.27%	$7,361	2.24%
Commercial Banking	2,509	1.10	2,364	1.06	2,443	1.09	2,408	1.06	2,472	1.09
Corporate and Investing Banking	4,444	1.58	4,551	1.63	4,573	1.67	4,738	1.72	4,758	1.73
Wealth and Investment Management	258	0.31	241	0.29	266	0.32	245	0.29	258	0.31
Corporate	9	0.20	10	0.20	12	0.19	12	0.16	13	0.15
Total allowance for credit losses for loans	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Mar 31, 2025 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2024	Mar 31, 2024
By product:
Nonaccrual loans:
Commercial and industrial	$969	0.25%	$763	0.20%	$743	0.20%	$754	0.20%	$750	0.20%	$206	219
Commercial real estate	3,836	2.86	3,771	2.76	4,115	2.91	4,321	2.97	3,913	2.63	65	(77)
Lease financing	78	0.48	84	0.51	94	0.57	86	0.51	76	0.46	(6)	2
Total commercial	4,883	0.90	4,618	0.86	4,952	0.93	5,161	0.96	4,739	0.88	265	144
Residential mortgage (1)	2,982	1.20	2,991	1.20	3,086	1.22	3,135	1.23	3,193	1.24	(9)	(211)
Auto	83	0.20	89	0.21	99	0.23	103	0.23	109	0.24	(6)	(26)
Other consumer	30	0.10	32	0.11	35	0.12	35	0.12	34	0.12	(2)	(4)
Total consumer	3,095	0.83	3,112	0.82	3,220	0.85	3,273	0.86	3,336	0.87	(17)	(241)
Total nonaccrual loans	7,978	0.87	7,730	0.85	8,172	0.90	8,434	0.92	8,075	0.88	248	(97)
Foreclosed assets	247		206		212		216		165		41	82
Total nonperforming assets	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$289	(15)
By segment:
Consumer Banking and Lending	$3,011	0.95%	$3,029	0.94%	$3,144	0.97%	$3,194	0.98%	$3,240	0.99%	$(18)	(229)
Commercial Banking	1,536	0.67	1,173	0.53	1,120	0.50	980	0.43	932	0.41	363	604
Corporate and Investing Banking	3,442	1.23	3,508	1.26	3,912	1.43	4,265	1.55	3,831	1.39	(66)	(389)
Wealth and Investment Management	236	0.28	226	0.27	208	0.25	211	0.25	237	0.29	10	(1)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$289	(15)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Mar 31, 2025				Dec 31, 2024				Mar 31, 2024
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$16	162,485	18%	$260,237	$24	156,831	17%	$255,576	$40	140,105	15%	$230,518
Technology, telecom and media	68	23,259	3	60,552	106	23,590	3	61,813	95	25,021	3	63,450
Real estate and construction	95	25,411	3	54,272	92	24,839	3	52,741	64	25,800	3	54,633
Equipment, machinery and parts manufacturing	31	25,563	3	50,572	35	25,135	3	51,150	35	25,914	3	48,633
Retail	268	18,623	2	45,408	91	17,709	2	43,374	59	19,841	2	48,926
Materials and commodities	119	14,476	2	33,883	100	13,624	1	37,365	86	15,301	2	38,653
Food and beverage manufacturing	9	16,316	2	32,215	9	16,665	2	35,079	20	16,321	2	33,212
Auto related	7	16,505	2	31,013	8	16,507	2	30,537	11	15,669	2	29,298
Oil, gas and pipelines	3	10,950	1	30,638	3	10,503	1	30,486	30	10,125	1	32,316
Health care and pharmaceuticals	62	13,590	1	30,564	27	13,620	1	30,726	69	15,001	2	29,857
Commercial services	88	11,148	1	27,462	78	11,152	1	26,968	43	10,813	1	26,054
Diversified or miscellaneous	10	10,295	1	25,897	9	9,115	*	22,847	52	9,191	*	22,072
Utilities	1	7,030	*	25,221	—	6,641	*	24,735	1	7,020	*	24,515
Entertainment and recreation	42	13,786	2	24,967	53	12,672	1	19,691	20	13,830	1	19,837
Insurance and fiduciaries	1	5,456	*	16,832	2	4,368	*	15,753	1	5,230	*	16,482
Transportation services	149	9,418	1	16,563	154	9,560	1	16,477	133	8,956	*	15,901
Government and education	29	6,179	*	12,659	29	5,897	*	11,711	24	5,320	*	11,471
Agribusiness	36	6,013	*	10,665	13	6,349	*	11,225	17	6,476	*	11,927
Consumer services	13	3,150	*	7,499	14	3,121	*	7,165	26	3,208	*	7,388
Other	—	7,011	*	10,679	—	9,756	*	14,223	—	10,400	*	15,405
Total	$1,047	406,664	44%	$807,798	$847	397,654	44%	$799,642	$826	389,542	42%	$780,548
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Mar 31, 2025				Dec 31, 2024				Mar 31, 2024
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$352	39,537	4%	$43,808	$85	39,758	4%	$44,783	$46	42,680	5%	$50,220
Office	2,897	26,415	3	27,611	3,136	27,380	3	28,768	3,136	30,477	3	32,725
Industrial/warehouse	67	23,286	3	25,576	74	24,038	3	26,178	26	25,734	3	27,972
Hotel/motel	239	11,606	1	12,004	190	11,506	1	12,015	186	12,523	1	13,239
Retail (excluding shopping center)	145	11,296	1	11,915	161	11,345	1	11,951	264	11,480	1	12,220
Shopping center	97	7,969	*	8,404	93	8,113	*	8,571	177	8,661	*	9,263
Institutional	13	5,095	*	5,365	12	5,186	*	5,524	41	5,795	*	6,284
Mixed use properties	18	2,342	*	2,719	18	2,316	*	2,427	27	2,971	*	3,095
Mobile home park	8	2,194	*	2,331	—	2,273	*	2,376	—	2,122	*	2,297
Storage facility	—	1,828	*	2,050	—	2,088	*	2,240	—	2,744	*	2,964
Other	—	2,467	*	3,859	2	2,502	*	4,177	10	3,599	*	5,521
Total	$3,836	134,035	15%	$145,642	$3,771	136,505	15%	$149,010	$3,913	148,786	16%	$165,800
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME AND NET GAINS FROM TRADING ACTIVITIES (1)

	Quarter ended					Mar 31, 2025 % Change from
($ in millions)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Interest income	$1,521	1,476	1,453	1,369	1,243	3%	22
Interest expense	293	270	211	212	181	9	62
Total net interest income	1,228	1,206	1,242	1,157	1,062	2	16
Net gains from trading activities	1,373	950	1,438	1,442	1,454	45	(6)
Total trading-related net interest and noninterest income	$2,601	2,156	2,680	2,599	2,516	21	3
(1)Provides net interest income and noninterest income earned from trading assets and liabilities, which are measured at fair value through earnings.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2025 % Change from
($ in millions)		Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Tangible book value per common share:
Total equity		$182,906	181,066	185,011	178,148	182,674	1%	—
Adjustments:
Preferred stock		(18,608)	(18,608)	(18,608)	(16,608)	(18,608)	—	—
Additional paid-in capital on preferred stock		145	144	144	141	146	1	(1)
Noncontrolling interests		(1,816)	(1,946)	(1,746)	(1,718)	(1,731)	7	(5)
Total common stockholders' equity	(A)	162,627	160,656	164,801	159,963	162,481	1	—
Adjustments:
Goodwill		(25,066)	(25,167)	(25,173)	(25,172)	(25,173)	—	—
Certain identifiable intangible assets (other than MSRs)		(65)	(73)	(85)	(96)	(107)	11	39
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(674)	(735)	(772)	(968)	(965)	8	30
Applicable deferred taxes related to goodwill and other intangible assets (1)		954	947	940	933	927	1	3
Tangible common equity	(B)	$137,776	135,628	139,711	134,660	137,163	2	—
Common shares outstanding	(C)	3,261.7	3,288.9	3,345.5	3,402.7	3,501.7	(1)	(7)
Book value per common share	(A)/(C)	$49.86	48.85	49.26	47.01	46.40	2	7
Tangible book value per common share	(B)/(C)	42.24	41.24	41.76	39.57	39.17	2	8
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2025 % Change from
($ in millions)		Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2024	Mar 31, 2024
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,616	4,801	4,852	4,640	4,313	(4)%	7
Average total equity		183,358	182,933	184,368	181,552	186,669	—	(2)
Adjustments:
Preferred stock		(18,608)	(18,608)	(18,129)	(18,300)	(19,291)	—	4
Additional paid-in capital on preferred stock		145	144	143	145	155	1	(6)
Noncontrolling interests		(1,894)	(1,803)	(1,748)	(1,743)	(1,710)	(5)	(11)
Average common stockholders’ equity	(B)	163,001	162,666	164,634	161,654	165,823	—	(2)
Adjustments:
Goodwill		(25,135)	(25,170)	(25,172)	(25,172)	(25,174)	—	—
Certain identifiable intangible assets (other than MSRs)		(69)	(78)	(89)	(101)	(112)	12	38
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(734)	(772)	(965)	(965)	(879)	5	16
Applicable deferred taxes related to goodwill and other intangible assets (1)		952	945	938	931	924	1	3
Average tangible common equity	(C)	$138,015	137,591	139,346	136,347	140,582	—	(2)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.5%	11.7	11.7	11.5	10.5
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.6	13.9	13.9	13.7	12.3
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
Total equity		$182.9	181.1	185.0	178.1	182.7
Adjustments:
Preferred stock		(18.6)	(18.6)	(18.6)	(16.6)	(18.6)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.2	0.1
Noncontrolling interests		(1.8)	(1.9)	(1.7)	(1.7)	(1.7)
Total common stockholders' equity		162.6	160.7	164.8	160.0	162.5
Adjustments:
Goodwill		(25.1)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.7)	(0.8)	(1.0)	(1.0)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.0	0.9	0.9	0.9	0.9
Other		(2.1)	(1.0)	(1.3)	(0.4)	(0.4)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	135.6	134.6	138.3	134.2	136.7
Preferred stock		18.6	18.6	18.6	16.6	18.6
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.2)	(0.1)
Other		(0.2)	(0.2)	(0.2)	(0.1)	(0.3)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	153.9	152.9	156.6	150.5	154.9

Long-term debt and other instruments qualifying as Tier 2		17.6	17.6	17.7	18.3	19.0
Qualifying allowance for credit losses (3)		14.4	14.5	14.6	14.7	14.7
Other		(0.4)	(0.3)	(0.4)	(0.3)	(0.5)
Total Tier 2 capital under the Standardized Approach	(C)	31.6	31.8	31.9	32.7	33.2
Total qualifying capital under the Standardized Approach	(B)+(C)	$185.5	184.7	188.5	183.2	188.1

Long-term debt and other instruments qualifying as Tier 2		17.6	17.6	17.7	18.3	19.0
Qualifying allowance for credit losses (3)		4.3	4.3	4.3	4.4	4.4
Other		(0.4)	(0.3)	(0.4)	(0.3)	(0.5)
Total Tier 2 capital under the Advanced Approach	(D)	21.5	21.6	21.6	22.4	22.9
Total qualifying capital under the Advanced Approach	(B)+(D)	$175.4	174.5	178.2	172.9	177.8
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,223.4	1,216.1	1,219.9	1,219.5	1,221.6
Total RWAs under the Advanced Approach	(F)	$1,065.0	1,085.0	1,089.3	1,093.0	1,099.6

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	11.1%	11.1	11.3	11.0	11.2
Tier 1 capital	(B)/(E)	12.6	12.6	12.8	12.3	12.7
Total capital	(B)+(C)/(E)	15.2	15.2	15.5	15.0	15.4

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.7%	12.4	12.7	12.3	12.4
Tier 1 capital	(B)/(F)	14.5	14.1	14.4	13.8	14.1
Total capital	(B)+(D)/(F)	16.5	16.1	16.4	15.8	16.2
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.